Exhibit 10.11

EXECUTION VERSION

FOURTH AMENDMENT TO THE

WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,

Seven Seas Water Corporation and its affiliates

members of the Seven Seas Water Group

“Supplier”

And

WATER & SEWERAGE AUTHORITY

“Client”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

THIS FOURTH AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “Fourth Amendment”) is entered into this 3rd day of September 2015, (the “Fourth Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation and its affiliates — members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA; and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, St. Joseph, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010, (hereinafter the “WSA”) as amended by the first amendment to the WSA dated the 7th October 2010, (hereinafter the “First Amendment”), as amended by the second amendment to the WSA dated 11th January 2013, (hereinafter the “Second Amendment”), and as amended by the third amendment to the WSA dated the 29th January 2014, (hereinafter the “Third Amendment”), in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”).

WHEREAS, Section 1.1 of the WSA describes the System to include any future replacements, alterations, additions, expansions or modifications thereto, and the Supplier is now desirous of upgrading certain equipment of the System in order to expand to a capacity of at least 5.583 imperial million gallons per day (“IMGD”) or 25,379 cubic meters per day (“m³/day”) (the “Expansion Phase”).

WHEREAS, such upgrade will result in at least an additional *** or *** of installed capacity to the System, not only ensuring that the System will meet one hundred percent (100%) performance, of the original design capacity of 20,833 m³ or 4.583 IMGD, during both the wet and dry seasons but that the System will meet at least *** (***) of the new expanded capacity of 5.583 IMGD (or 25,379 m³/day).

WHEREAS, the Client has agreed to the Expansion Phase proposed by the Supplier and the Parties now wish to amend the WSA in accordance with Section 26 of the WSA to give effect to the Parties’ intention in the manner hereinafter appearing.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.                                     DEFINITIONS AND INTERPRETATIONS

1.1                              Capitalized terms not defined in this Fourth Amendment shall have the same meaning as set out in the WSA, the First Amendment, the Second Amendment, and the Third Amendment where applicable.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

2.                                     AMENDMENT TO SECTION 1 — SERVICES AND SYSTEMS; PREMISES:

2.1                               A new Section 1.1A is herewith inserted after Section 1.1 to the WSA:

“1.1A                Supplier agrees to upgrade the existing System to be able to produce Product Water up to at least 5.583 IMGD or 25,379 m³/day. The additional equipment (the “Additional Equipment”) required to upgrade the System shall be installed at a site contiguous to the existing Point Fortin Site provided by the Client on real property currently owned by Petrotrin, in the location shown on the site plan attached hereto as Exhibit G (the “Additional Premises”). The Additional Equipment shall be deemed to be part of the System and all provisions affecting the System shall apply to the Additional Equipment mutatis mutandis.  A description of the Additional Equipment is set out in Exhibit A-1A hereto.

3.                                     AMENDMENT TO SECTION 2 — TERM OF THE AGREEMENT:

3.1                               Section 2.1 of the Agreement is amended by deleting the definition of “Expiration Date” and replacing it with the with the following words:

“for a period of two hundred months following the Phase Two Start Date of the System at the Point Fortin Site (the “Expiration Date”).

3.2                               The following words shall be inserted at the end of Section 2.1 of the WSA:

“In respect of the Expansion Phase, the supplier shall commence delivering the Expansion Product Water (as defined below) when the Additional Equipment has been completely installed and rendered operational, which is expected to be approximately six (6) months after the Fourth Amendment Effective Date.”

4.                                     AMENDMENT TO SECTION 4 — CONSIDERATION:

4.1                               The following words shall be inserted at the end of Section 4.1 of the WSA:

“Further, the price payable in U.S. currency for Product Water delivered by the Supplier up to the Guaranteed Minimum Purchase, (that is ***), from months one hundred and fifty one through two hundred after the Phase Two Start Date shall be *** US currency (US$***) per cubic meter.  The new pricing schedule is set forth in Exhibit C.”

4.2                               A new Section 4.2A is herewith inserted after Section 4.2 to the WSA:

“4.2A                 During any calendar month that the System produces an amount of Product Water over the Guaranteed Minimum Purchase (that is, 20,833 m³/day *** or ***) for such month, the Water Rate for the extra volume of Product Water produced over the Guaranteed Minimum Purchase up to a maximum of *** (the “Expansion Product Water”), shall be at a price payable in U.S. currency of *** (US$ ***) per cubic meter of Product Water delivered by the Supplier (“Expansion Product Water Rate”).  For the avoidance of doubt, the Expansion Product Water Rate

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

applies only to the Expansion Product Water.  A new pricing Schedule is set forth in Exhibit C.  During any calendar month, the Supplier shall have the right to deliver to the Client the Expansion Product Water up to 5.583 IMGD at the Expansion Product Water Rate.  In respect of the delivery of Expansion Product Water over 5.583 IMGD but up to a maximum of *** (the “Extra Product Water”), in the event that the Client does not wish to purchase the Extra Product Water for any calendar month, the Client shall give a written notice to the Supplier on or before the 24th of the previous calendar month, advising the Supplier that it does not wish to purchase the Extra Product Water (the “Extra Product Water Notice”).  For the avoidance of doubt, if the Supplier does not receive an Extra Product Water Notice from the Client by the 24th of the previous calendar month, the Supplier shall supply the Extra Product Water to the Client as provided for herein.”

5.                                     AMENDMENT TO SECTION 5 — RESPONSIBILITIES OF SUPPLIER

5.1                              A new Section 5.5 - Scope of Expansion Phase of Additional Equipment is herewith inserted to the WSA:

“5.5                         Scope of Expansion Phase of Additional Equipment

The Supplier shall be responsible for the scope of the Expansion Phase of the Additional Equipment and the scope of such Expansion Phase is set out in Exhibit H.”

6.                                     AMENDMENT TO SECTION 6 — RESPONSIBILITIES OF CLIENT

6.1                              The following words shall be inserted at the end of Section 6.5 of the WSA:

“During the term of this Agreement, in the event that the Supplier consumes electricity in excess of *** averaged over each billing period (the “Electrical Consumption Guarantee”), the Supplier shall be responsible for the cost of any excess electricity consumed above the Electrical Consumption Guarantee.”

6.2                              A new Section 6.17 is herewith inserted to the WSA:

“6.17                 The Client will provide Supplier with the Additional Premises as the location for the Additional Equipment as set forth in Exhibit G and in furtherance of such obligations:

(i)                                     Prior to the commencement of the civil site works required for the installation of the Additional Equipment, Client shall obtain a license from Petrotrin permitting full access to Additional Premises.  Thereafter, and subject to the agreement of Petrotrin, Client shall enter into a Deed of Variation of Lease with Petrotrin in respect of the Additional Premises (the “Deed of Variation of the Petrotrin Lease”) on or before the 31st day of December  2015, for the remainder of the term of the Petrotrin Lease;

(ii)                                  Prior to the commencement of the civil site works required for the installation of the Additional Equipment, Client shall grant a sub-license to Supplier permitting full access to the Additional Premises.  Thereafter and

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

subject to Section 6.17(i) above, Client shall enter into a Deed of Variation of sub lease with the Supplier, no later than two weeks after entering into the Deed of Variation of the Petrotrin Lease, for the Additional Premises on the same terms and conditions as the Deed of Variation of the Petrotrin Lease.  The Supplier shall pay the annual rent and other related costs associated with the Deed of Variation of the Petrotrin Lease, the sub-licence and Deed of Variation of sub-lease, for the Additional Premises only, up to a limit of ***;

(iii)                               Obtain at its own cost all necessary licenses and/or permits, including any modification to the existing licenses and/or permits in respect of the civil site works associated with and installation of the Additional Equipment.”

7.                                     AMENDMENT TO SECTION 7 — OWNERSHIP OF THE SYSTEM

7.1                              Clause 7 shall be amended by inserting after the words “Exhibit A-1” the words “and Exhibit A-1A”.

8.                                     AMENDMENT TO EXHIBIT C — PRICING SCHEDULE

Exhibit C to the WSA as amended by the Second Amendment is deleted and replaced with the Exhibit C — Pricing Schedule attached hereto.

9.                                     FINAL PROVISION

9.1                              Save as amended in the manner hereinbefore stated, all other terms and conditions of the WSA, the First Amendment, the Second Amendment and the Third Amendment continue to apply without any amendments and govern this Fourth Amendment, and the WSA, the First Amendment, the Second Amendment and the Third Amendment shall remain in full force and effect and shall be read and construed together with this Fourth Amendment in the same manner as if the amendments made herein were originally contained in the WSA.

[Signature page to follow]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

IN WITNESS WHEREOF, the Parties hereto have executed this Fourth Amendment by their duly authorized representatives, as of the Fourth Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD) UNLIMITED

By:	[Illegible]
Name:	RICHARD LEWIS
Title:	DIRECTOR

[Illegible]
WITNESS

WATER & SEWERAGE AUTHORITY

By:	[Illegible]	By:	[Illegible]
Name:	INDAR MAHARAJ	Name:	GERARD YORKE
Title:	CHAIRMAN	Title:	CHIEF EXECUTIVE OFFICER

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

EXHIBIT A-1A

Additional Equipment Process Description

Expansion Phase

The Additional Equipment is capable of producing at least an additional *** (*** or *** (“IMGD”) of installed capacity to the System increasing the installed capacity to 5.583 IMGD (or 25,379 m³/day), thereby ensuring that the System will meet at least *** (***) performance of the new installed capacity of 5.583 IMGD (or 25,379 m³/day), during both the wet and dry seasons.

•                  The intake pumps will be upgraded with new impellors, new motors and new VFD’s to increase the capacity of each pump to allow for intake to meet requirements for the increase in plant capacity.  The power for these pumps will be supplied from the existing pump house substation. The water will be transferred via the existing *** HDPE/*** diameter cement lined steel pipe.

•                  Pretreatment of the seawater will use the existing flocculation tanks and the existing clarifiers.  An additional *** clarifiers will be added to the existing bank of clarifiers and a new pre-treatment system will be added for the new Sea Water Reverse Osmosis (“SWRO”) unit.  The pretreatment will be deep bed media filtration.

•                  New cartridge filters will be installed to provide additional protection to the new SWRO system.

•                  Membranes will be replaced in Phase Two SWRO units to higher area membranes to allow for high production from each unit.

•                  Desalting will be by *** SWRO system, the system will comprise all necessary pumps, pipes, RO Vessels, energy recovery systems, controls and any other equipment or ancillary systems necessary for the efficient operation of the SWRO system for the purpose intended.

•                  Reject water will be returned to the ocean via the existing *** cement lined steel pipe/ *** HDPE pipe.

•                  The remote control/monitoring system supplied will be integrated with the existing system. Although each of the SWRO systems will operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO trains will be treated with Calcium Carbonate from the existing lime system. The permeate will also be injected with chlorine from the existing chlorine dosing system before it is fed into the Client’s storage tank.

•                  Backwash water from the media filters will be collected in a holding tank, this will be blended with the sludge from the clarifiers as this is passed to a thickening system; filtrate from this system will be blended with the reject water going to the ocean. The thickened sludge will then be processed by belt press to provide a material that will be disposed of at a regulated landfill.

•                  Cleanings will occasionally be performed on the SWRO train. The existing chemical cleaning system will be used to perform the required cleanings. Chemicals used during the cleaning process will be neutralized after cleanings and disposed through the brine discharge line.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

EXHIBIT C

Pricing Schedule

		Average Minimum Consumption	Price per Meter Cubed	Electricity Usage for SWRO (***)
1	Phase One *** (***)	All Water Produced (up to System design)	US$*** per cubic meter	Less than *** (***)

2	Phase Two 20,833 m³ / day (4.583 IMGD)	All Water Produced (up to System design)

US$*** per cubic meter for months one through sixty after Phase Two Start Date

US$*** per cubic meter for months sixty-one through one hundred and fifty after Phase Two Start Date

US$*** per cubic meter for months one hundred and fifty one through two hundred after Phase Two Start Date

Less than *** (***)

3	Expansion Phase above 20,833 m³/day (4.583 IMGD) up to *** (***)	All Water produced above the Phase Two System design capacity of 20,833 cubic meters per day average (4.583 IMGD) up to *** cubic meter per day average (***)	US$*** per cubic meter	Less than *** (***)

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

Notes:

1)             The pricing above assumes that Phase One will be a term of no less than *** but no more than *** and Phase Two will be for a term of two hundred (200) months.

2)             *** percent (***%) of the pricing for Items 1 and 2 above will be subject to a *** adjustment starting from the Third Amendment Effective Date (i.e.  If *** after the Third Amendment Effective Date the *** was *** for that year, the Phase Two price at *** from the Third Amendment Effective Date would be ***.

3)             *** percent (***%) of the pricing for Item 3 above will be subject to a *** adjustment starting from the Fourth Amendment Effective Date. If *** after the Fourth Amendment Effective Date the *** was *** for that year, the Expansion Water Rate price at *** from the Fourth Amendment Effective Date would be ***

4)             The minimum consumption level presented above will be averaged over each monthly invoice period.

Average Monthly Water Shortfall Tariff Penalty Table

% Shortfall of Contractual Minimum	Water Tariff Reduction Rate
0-19% shortfall of Minimum	***
20-30% shortfall of Minimum	***
31-40% shortfall of Minimum	***
41-50% shortfall of Minimum	***
51-60% shortfall of Minimum	***
Greater than 60% shortfall of Minimum	***

By example: During Expansion Phase where the average monthly Product Water produced is *** and Supplier is able to deliver only *** for the month, then the Client’s water payment to Supplier for that month will be reduced by ***.

5)             During the term of this Agreement, in the event that the Supplier consumes electricity in excess of *** averaged over each billing period (the “Electrical Consumption Guarantee”), the Supplier shall be responsible for the cost of any excess electricity consumed above the Electrical Consumption Guarantee.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

EXHIBIT G

ADDITIONAL PREMISES

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

No. 5 ROAD
No. 1 ROAD
No. 2 ROAD
LEGEND
-DIRECTION OF FLOW
-FENCE LINE
-NEW AREA
-EXISTING BOUNDARY POINTS
-NEW BOUNDARY POINTS
-ASPHALT
-CRUSHED STONE
-MODULAR OFFICE UNIT
TYPE OF SITE: BROWN FIELD
PLANT TO BE BUILT ON
EXISTING CONCRETE SLAB
GENERAL
SITE PLAN

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***

EXHIBIT H

SCOPE OF EXPANSION PHASE FOR ADDITIONAL EQUIPMENT

Mechanical upgrades and enhancements:

•                                          Increase intake pump impellers, motors, drives (requires lift boat services)

•                                          Add additional pre-treatment equipment (lamella clarifier, deep bed media filters, and cartridge filters)

•                                          Upgrade membranes on *** trains

•                                          Install new transformer to power new equipment

•                                          Complete all interconnections necessary to integrate new SWRO skid to existing System

•                                          Perform civil site work (i) as required for new skid base and (ii) as required to relocate/reconstruct Petrotrin buildings (which will be dismantled).

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***